                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

                       FIRST AMENDMENT TO CREDIT AGREEMENT

      This First Amendment (this "Amendment") to the Credit Agreement referenced below is entered into as of May 3, 2004, among Quiksilver, Inc., a Delaware corporation (the "Company"), the other borrowers signatory hereto (collectively with the Company, the "Borrowers"), the lenders signatory hereto (the " Majority Lenders"), and JPMorgan Chase Bank, as administrative agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS:

      WHEREAS, the Borrowers, the Lenders and the Agent are parties to the Credit Agreement, dated as of June 27, 2003 (the "Credit Agreement"), providing for the extension of credit to the Borrowers in the form of revolving credit loans and letters of credit in an aggregate principal amount not to exceed $200,000,000; and

      WHEREAS, the Borrowers have requested that certain provisions of the Credit Agreement be amended, and the Majority Lenders have agreed to such an amendment, on the terms and subject to the conditions set forth in this Amendment.

      NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Amendments to Credit Agreement

            (a) Section 1.1 of the Credit Agreement. The following defined term is hereby added to Section 1.1 of the Credit Agreement following the definition of the term "Currency":

            "DC Shoes Acquisition": the acquisition by Quiksilver of DC Shoes, Inc., a California corporation ("DC Shoes"), pursuant to that certain Stock Purchase Agreement, dated as of March 8, 2004, by and among Quiksilver, DC Shoes and the Sellers of DC Shoes, for a Consideration equal to the sum of (i) approximately US$56,000,000 in cash, subject to certain adjustments, (ii) approximately 1,600,000 shares of Quiksilver common stock, subject to certain adjustments, and (iii) possible earnout payments up to US$57,000,000.

            (b) Section 5.1(c) of the Credit Agreement. Section 5.1(c) of the Credit Agreement is hereby amended and restated as follows:

                  (c) Within 105 days after the end of each fiscal year,
            Quiksilver shall deliver to the Lenders its projections with respect to the financial performance of Quiksilver and its Subsidiaries for the fiscal year commencing on the immediately preceding November 1. Such projections shall include quarterly cash-flow forecasts, quarterly consolidated balance sheets and quarterly consolidating income statements and shall otherwise be in form and scope reasonably satisfactory to the Agent.

            (c) Section 6.3(b) of the Credit Agreement. Section 6.3(b) of the Agreement is hereby amended and restated as follows:

                  (b) Liens existing on any Property (other than trademarks, copyrights and other intellectual property rights) at the time of the acquisition of such Property and not created in anticipation of such acquisition; provided, however, with respect to a Subsidiary, the stock of which is acquired by one of the Borrowers, the Property of such Subsidiary shall be deemed to be acquired at the time the stock of such Subsidiary is acquired by such Borrower;

            (d) Section 6.7(d) of the Credit Agreement. Section 6.7(d) of the Credit Agreement is hereby amended and restated as follows:

                  (d) Acquisitions of Persons or businesses in the same line of business as that described in Section 3.17, provided that (i) no Default has occurred and is continuing or would result from the consummation of such Acquisition (and Quiksilver shall have delivered to the Agent a Covenant Compliance Certificate showing pro forma calculations, as of the most recent quarter-end for which a Covenant Compliance Certificate has been provided by Quiksilver, and as of each of the three subsequent quarter-ends and on an annual basis thereafter through the Revolving Loan Commitment Expiration Date, assuming such Acquisition had been consummated), (ii) the aggregate Consideration therefor shall not exceed US$25,000,000 annually, and US$50,000,000 in the aggregate, between the Closing Date and the Maturity Date; provided, however, that the Consideration set forth in the definition of "DC Shoes Acquisition" shall not be considered in this calculation, (iii) the Agent shall have received, reviewed and approved all documents requested by the Agent to insure that the Lenders have a first-priority security interest in, and assignment of, all personal property assets and interests acquired (excluding intellectual property), to the extent that a security interest in such assets and interests is required by the terms of this Agreement, including consents of third parties if reasonably requested, and (iv) such Acquisition is not opposed by the Person to be, or whose business is to be, acquired.

            (e) Schedule 3.19 to the Credit Agreement. Schedule 3.19 to the Credit Agreement is hereby amended to add DC Shoes as a Material Domestic Subsidiary.

      2. Certain Tax Matters Regarding DC Shoes. The Agent and the Lenders hereby agree that the matters regarding DC Shoes listed in Schedule 3 attached hereto are exceptions to Section 3.6 of the Credit Agreement, and such matters shall not constitute a breach thereof.

      3. Waiver. To the extent required under the Credit Agreement, if at all, the Majority Lenders hereby waive compliance by Quiksilver with the requirements of Section 5.1(c) of the Credit Agreement For the delivery of certain financial projections for the fiscal year commencing on November 1, 2003.

      4. Defined Terms. All capitalized terms used herein, unless otherwise defined herein, have the same meanings provided herein or in the Credit Agreement.

      5. Modification of Credit Agreement. This Amendment is limited precisely as written and shall not be deemed to (a) be a consent to a waiver or modification of any other term or condition of the Credit Agreement, the other Loan Documents or any of the documents referred to therein or executed in connection therewith except as provided in Sections 1,2 and 3 hereof or (b) prejudice any right or rights the Lenders may now have or may have in the future under or in connection with the Credit Agreement, the other Loan Documents or any documents referred to therein or executed in connection therewith.

      6. Construction. This Amendment is a document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered or applied in accordance with the terms and provisions thereof. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to mean the Credit Agreement, as modified by this Amendment.

      7. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. The parties may execute facsimile copies of this Amendment and the facsimile signature of any such party shall be deemed an original and fully binding on said party.

      8. Governing Law. This Amendment shall be governed and construed in accordance with the applicable terms and provisions of Section 9.11 (Governing
Law) of the Credit Agreement, which terms and provisions are incorporated herein by reference.

      9. Amendment Not a Novation. Except as hereby amended, no other term, condition or provision of the Credit Agreement shall be deemed modified or amended, and this Amendment shall not be considered a novation.

      10.Authorization. The Majority Lenders hereby direct and instruct the Administrative Agent to execute this Amendment.

      11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      [ Remainder of Page Intentionally Left Blank. Signature Pages Follow.]

                                       3

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      IN WITNESS WHEREOF, the Borrowers, the Majority Lenders, and the
Administrative Agent have caused this First Amendment to the Credit Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

                                 BORROWERS

                                 QUIKSILVER, INC.

                                 By:
                                    --------------------------------------------
                                 Name: STEVEN L. BRINK
                                 Title: CFO

                                 NA PALI, S.A.S.

                                 By:
                                    --------------------------------------------
                                 Name:  BERNARD MARIETTE
                                 Title: PRESIDENT

                                 QUIKSILVER JAPAN K.K.

                                 By:
                                    --------------------------------------------
                                 Name:  CHARLES EXON
                                 Title: DIRECTOR

                                 UG MANUFACTURING CO PTY LTD.

                                 By:
                                    --------------------------------------------
                                 Name:  CHARLES EXON
                                 Title: DIRECTOR

            [Signature Pages to First Amendment to Credit Agreement]

                      LENDERS

                      CHASE BANK, as a Lender

                      By:
                          ------------------------------------------------------
                      Name:  PAUL O'NEILL
                      Title: VICE PRESIDENT

                      Loan Commitment: $25,000,000

                      Address for Notices

                      (a) For Credit
                      1411 Broadway, 5th Floor
                      New York, New York 10018
                      Attention: Paul J. O'Neill
                      Telephone: (212) 391-7157
                      Facsimile: (212) 391-7118

                      (b) For Operations (Other Than Letters of Credit) 1411 Broadway, 5th Floor
                      New York, New York 10018
                      Attention: Millie Nogueras
                      Telephone: (212) 391-6079
                      Facsimile: (212) 391-7283

                      (c) For Letters of Credit
                      Global Trade Services
                      10420 Highland Manor Drive
                      Building No. 2, 4th Floor
                      Tampa, Florida 33610
                      Attention: Mildred Bowens
                      Telephone: (813) 432-6347
                      Facsimile: (813) 432-5162

                      Approved Lending Offices

                      Applicable Lending Office for Base Rate Loans: 1411 Broadway, 5th Floor
                      New York, New York 10018

                      Applicable Lending Office For LIBOR Loans:
                      1411 Broadway, 5th Floor
                      New York, New York 10018

                      Applicable Lending Office for Participations in Letters of
                      Credit:
                      Global Trade Services
                      10420 Highland Manor Drive
                      Building No. 2, 4th Floor
                      Tampa, Florida 33610

            [Signature Pages to First Amendment to Credit Agreement]
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                        UNION BANK Of CALIFORNIA, N.A.,
                        as a Lender

                        By:
                            -------------------------------
                        Name: Margaret Fuchank
                        Title: V.P.

                        Loan Commitment: $40,000,000

                        Address for Notices

                        (a) For Credit

                        18300 Von Karman Avenue, Suite 310
                        Irvine, California 92612
                        Attention: Margaret Furbank
                        Telephone: (949) 553-6853
                        Facsimile: (949) 553-7122

                        (b) For Operations

                        601 Potrero Grande Drive
                        Monterey Park, California 91754
                        Attention: Shirley Davis
                        Telephone: (323) 720-2870
                        Facsimile: (323) 724-6198

                        Approved Lending Offices

                        Applicable Lending Office for Base Rate Loans:
                        18300 Von Karman Avenue, Suite 310
                        Irvine, California 92612

                        Applicable Lending Office for LIBOR Loans:
                        18300 Von Karman Avenue, Suite 310
                        Irvine, California 92612

                        Applicable Lending Office for Participations in Letters of Credit:
                        1980 Saturn Street
                        Monterey Park, California 91755

            [Signature Pages to First Amendment to Credit Agreement]

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                        FLEET NATIONAL BANK, as a Lender

                        By:
                            -------------------------------
                        Name: Stephen  J. Garvin
                        Title: Managing Director

                        Loan Commitment: $20,000,000

                        Address for Notices

                        (a) For Credit

                        40 Broad Street
                        Boston, Massachusetts 02115
                        Attention: Stephen J. Garvin
                        Telephone: (617) 434-9399
                        Facsimile: (617) 434-6685

                        (b) For Operations

                        100 Federal Street
                        Bostons, Massachusetts 02110
                        Attention: Michelle Mogan
                        Telephone: (617) 434-4187
                        Facsimile: (617) 434-9933

                        Approved Lending Offices

                        Applicable Lending Office for Base Rate Loans:
                        100 Federal Street
                        Boston, Massachusetts 02110

                        Applicable Lending Office for LIBOR Loans:
                        100 Federal Street
                        Boston, Massachusetts 02110

                        Applicable Lending Office for Participations in Letters of Credit:
                        100 Federal Street
                        Boston, Massachusetts 02110

            [Signature Pages to First Amendment to Credit Agreement]

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                        BANK OF AMERICA, N.A., as a Lender

                        By:
                            -------------------------------
                        Name: Cynthia Goodfellow
                        Title: Vice President

                        Loan Commitment: $20,000,000

                        Address for Notices

                        (a) For Credit

                        675 Anton Boulevard, 2nd Floor
                        Costa Mesa, California 92626
                        Attention: Cynthia K. Goodfellow
                        Telephone: (714) 850-6547
                        Facsimile: (714)850-6586

                        (b) For Operations

                        333 Beaudry Street; Suite 1100
                        Los Angeles, California 90017
                        Attention: Maria Castro
                        Telephone: (714) 850-6504
                        Facsimile: (714) 850-6586

                        Approved Lending Offices

                        Applicable Lending Office for Base Rate Loans:
                        675 Anton Boulevard, 2nd Floor
                        Costa Mesa, California 92626

                        Applicable Lending Office for LIBOR Loans:
                        1455 Market Street, 5th Floor
                        San Francisco, California 94103

                        Applicable Lending Office for Participations in Letters of Credit:
                        675 Anton Boulevard, 2nd Floor
                        Costa Mesa, California 92626

            [Signature Pages to First Amendment to Credit Agreement]

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                        U.S. BANK NATIONAL, ASSOCIATION, as a
                        Lender

                        By:
                            -------------------------------
                        Name: Marni A. Lombardo
                        Title: Vice President

                        Loan Commitment: $25,000,000

                        Address for Notices

                        (a) For Credit

                        4100 Newport Place, Suite 900
                        Newport Beach, California 92660
                        Attention: Marni Lombardo
                        Telephone: (949) 863-2365
                        Facsimile: (949) 863-2335

                        (b) For Operations

                        555 SW Oak
                        Portland, Oregon 97204
                        Attention: Marcy Marlow
                        Telephone: (503) 275-5005
                        Facsimile: (503) 275-8181

                        Approved Lending Offices

                        Applicable Lending Office for Base Rate Loans:
                        4100 Newport Place, Suite 900
                        Newport Beach, California 92660

                        Applicable Lending Office for LIBOR Loans:
                        4100 Newport Place, Suite 900
                        Newport Beach, California 92660

                        Applicable Lending Office for Participations in Letters of Credit:
                        4100 Newport Place, Suite 900
                        Newport Beach, California 92660

            [Signature Pages to First Amendment to Credit Agreement]

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                        COMERICA BANK, as a Lender

                        By:
                            -------------------------------
                        Name: Deborah Jenkins
                        Title: Vice President

                        Loan Commitment: $10,000,000

                        Address for Notices

                        (a) For Credit

                        201 North Figueroa Street, Suite 1425
                        Los Angeles, California 90012
                        Attention: Deborah Jenkins
                        Telephone: (213) 484-3729
                        Facsimile: (213) 484-3775

                        (b) For Operations

                        201 North Figueroa Street, Suite 1425
                        Los Angeles, California 90012
                        Attention: Margarita Quiteno
                        Telephone: (213) 484-3722
                        Facsimile: (213) 484-3775

                        Approved Lending Offices

                        Applicable Lending Office for Base Rate Loans:
                        333 West Santa Clara Street
                        San Jose, California 95113

                        Applicable Lending Office for LIBOR Loans:
                        333 West Santa Clara Street
                        San Jose, California 95113

                        Applicable Lending Office for Participations in Letters of Credit:
                        333 West Santa Clara Street
                        San Jose, California 95113

            [Signature Pages to First Amendment to Credit Agreement]
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                                  HSBC BANK USA, as a Lender

                                  By:
                                      ----------------------------
                                  Name: George Ahlmeyer
                                  Title: Sr. Vice President

                                  Loan Commitment:         $20,000,000

                                  Address for Notices

                                  (a) For Credit

                                  452 Fifth Avenue, 4th Floor
                                  New York, New York 10018
                                  Attention: Michael Behuniak/George Ahlmeyer
                                  Telephone: (212) 525-6589
                                  Facsimile: (212) 525-6905

                                  (b) For Operations

                                  1 HSBC Center, 26th Floor
                                  Buffalo, New York 14203
                                  Attention: Donna L. Riley
                                  Telephone: (716) 841-4178
                                  Facsimile: (716) 841-0269

                                  Approved Lending Offices

                                  Applicable Lending Office for Base RATE LOANS:
                                  452 Fifth Avenue, 4th Floor
                                  New York, New York 10018

                                  Applicable Lending Office for LIBOR Loans:
                                  452 Fifth Avenue, 4th Floor
                                  New York, New York 10018

                                  Applicable Lending Office for
                                  Participations in Letters of Credit:
                                  452 Fifth Avenue, 4th Floor
                                  New York, New York 10018

            [Signature Pages to First Amendment to Credit Agreement]

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                                  BANK ONE, N.A., AS A LENDER

                                  By:
                                      ---------------------------------
                                  Name: Marion M. Church
                                  Title: Associate

                                  Loan Commitment:          $15,000,000

                                  Address for Notices

                                  (a) For Credit

                                  131 South Dearborn Street
                                  Chicago, Illinois 60603
                                  Attention: Marion Church
                                  Telephone: (312) 325-3234
                                  Facsimile: (312) 325-3050

                                  (b) For Operations

                                  1 Bank One Plaza, Suite IL 1-0088
                                  Chicago, Illinois 60670
                                  Attention: Saul Gierstikas
                                  Telephone: (312) 732-1794
                                  Facsimile: (312) 732-4303

                                  Approved Lending Offices

                                  Applicable Lending Office for Base Rate Loans:
                                  Bank One Plaza, Suite IL 1-0086
                                  Chicago, Illinois 60670

                                  Applicable Lending Office for LIBOR Loans:
                                  Bank One Plaza, Suite IL 1-0086
                                  Chicago, Illinois 60670

                                  Applicable Lending Office for Participations in Letters of Credit:
                                  Bank One Plaza, Suite IL 1-0086
                                  Chicago, Illinois 60670

            [Signature Pages to First Amendment to Credit Agreement]

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                                 BANK LEUMI USA, AS A LENDER

                                 By:
                                     --------------------------------
                                 Name: Jacques V. Delvoye
                                 Title: Vice President

                                 Loan Commitment:        $10,000,000


                                 Address for Notices

                                 (a) Bank Leumi USA

                                 8383 Wilshire Boulevard, #400
                                 Beverly Hills, California 90211
                                 Attention: Jacques Delvoye
                                 Telephone: (323) 966-4727
                                 Facsimile: (323) 966-4248

                                 (b) For Operations

                                 Bank Leumi USA
                                 8383 Wilshire Boulevard, #400
                                 Beverly Hills, California 90211
                                 Attention: Jacques Delvoye
                                 Telephone: (323) 966-4727
                                 Facsimile: (323) 966-4248

                                 Approved Lending Offices

                                 Applicable Lending Office for Base Rate Loans:
                                 Bank Leumi USA
                                 8383 Wilshire Boulevard, #400
                                 Beverly Hills, California 90211

                                 Applicable Lending Office for LIBOR Loans:
                                 Bank Leumi USA
                                 8383 Wilshire Boulevard, #400
                                 Beverly Hills, California 90211

                                 Applicable Lending Office for Participations in Letters of Credit:
                                 Bank Leumi USA
                                 8383 Wilshire Boulevard, #400
                                 Beverly Hills, California 90211


            [Signature Pages to First Amendment to Credit Agreement]

                                 ISRAEL DISCOUNT BANK OF NEW YORK, as
                                 a Lender

                                 By:
                                    -----------------------------
                                 NAME:  Alan Lefkowitz
                                 TITLE: FVP

                                 BY:
                                    -----------------------------
                                 Name:  Lucas Ramirez
                                 Title: Assistant Manager

                                 Loan Commitment:     $15,000,000

                                 Address for Notices

                                 (a) For Credit

                                 511 Fifth Avenue
                                 New York, New York 10017
                                 Attention: Alan Lefkowitz
                                 Telephone: (212) 551-8288
                                 Facsimile: (212) 551-8720

                                 (b) For Operations

                                 511 Fifth Avenue
                                 New York, New York 10017
                                 Attention: Alan Lefkowitz
                                 Telephone: (212) 551-8288
                                 Facsimile: (212) 551-8720

                                 Approved Lending Offices

                                 Applicable Lending Office for Base Rate Loans:
                                 511 Fifth Avenue
                                 New York, New York 10017

                                 Applicable Lending Office for LIBOR Loans:
                                 511 Fifth Avenue
                                 New York, New York 10017

                                 Applicable Lending Office for Participations in Letters of Credit:
                                 511 Fifth Avenue
                                 New York, New York 10017

            [Signature Pages to First Amendment to Credit Agreement]

                                   SCHEDULE 3

                EXCEPTIONS TO SECTION 3.6 OF THE CREDIT AGREEMENT

      With respect to one of Quiksilver's Material Domestic Subsidiaries, DC Shoes, Inc., a California corporation ("DC Shoes"):

      (a) DC Shoes has been informed by the Hong Kong Inland Revenue Department that a subsidiary of DC Shoes failed to timely file a Profits Tax return with respect to its 2002 and 2003 fiscal years. Such subsidiary may be subject to a penalty and fines which should not be material.

      (b) The corporate income and payroll tax returns of DC Shoes have been audited for fiscal years 1998, 1999 and 2000. To Quiksilver's knowledge, all issues relating to such years, except those with respect to the 2000 corporate income tax return, have been resolved. The primary issues raised by the IRS in connection with each audit related to the following:

            (i) Unsubstantiated use of the corporate credit card;

            (ii) Expensing certain capital expenditures;

            (iii) Using incorrect amortization schedule lor certain capital expenditures;

            (iv) Mischaracterization of Clayton Blehm as an independent contractor instead of as an employee;

            (v) Failure to amortize legal expenses related to trademark registration; and

            (vi) Issues relating to Section 263A of the Code.

      (c) The issues discussed above with respect to the federal corporate income and payroll tax returns of DC Shoes also relate to the corresponding California state tax returns of DC Shoes. DC Shoes has filed amended California state corporate tax returns for fiscal years 1998 and 1999 based on the settlement with the IRS Upon final settlement of the 2000 tax year with the IRS, it is the intent of DC Shoes to file an amended 2000 California state return based on the settlement with the IRS. Nonetheless, the California tax returns have not been audited, and deficiency amounts still could be assessed against DC Shoes in the future with respect to those tax returns for which the statute of limitations has not expired.

      (d) The states of Washington and Arizona have informed DC Shoes that it may be subject to franchise taxes in those slates based on the fact that DC Shoes has employees in those states. DC Shoes has not filed returns for such franchise taxes (or similar taxes).